Exhibit 99.2

Investor Presentation

2 Disclaimer This presentation (the "Presentation") has been prepared solely for the purpose of furnishing information on a confidential basis to interested parties to assist them in making their own evaluation with respect to the contemplated private capital raise and related transactions involving Bold Eagle Acquisition Corp. ("Bold Eagle") (collectively, the "Transactions") and REDL Intermediate Holdings, LLC (the "Company" or "REDLattice") and is being delivered solely to recipients that are (i) "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), (ii) sophisticated institutional "accredited investors" within the meaning of Rule 501(a) under the Securities Act or (iii) if located in the United Kingdom or European Union, "qualified investors" (within the meaning of the UK or EU Prospectus Regulations, as applicable) (any such recipient, together with its subsidiaries and affiliates, the "Recipient") on behalf of the Company and Bold Eagle by Goldman Sachs & Co. LLC ("Goldman Sachs") and Jefferies LLC ("Jefferies"), as financial advisors and/or placement agents to Bold Eagle and the Company, as the case may be, in connection with the Transactions. This information is strictly confidential and proprietary, and its disclosure to an unauthorized recipient could cause significant harm to the Company. By accepting this Presentation, you and your affiliates agree to maintain this information in the strictest confidence and to protect and safeguard this Presentation against any unauthorized publication or disclosure. Without the express prior written consent of the Company and Bold Eagle, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of the Company and the Transactions or (iv) provided to any person except your employees and advisors with a need to know who are advised of the confidentiality of the information, except to the extent required by law. You acknowledge that you are (a) aware that the United States securities laws prohibit any person who has material non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that you will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. You also acknowledge and agree that this Presentation may contain material non-public information concerning the Company and/or Bold Eagle. By accepting this Presentation and the information contained herein, you and your institution expressly agree to use this Presentation and the information contained herein in accordance with your compliance policies, contractual obligations and applicable laws, including United States federal and state securities laws and comply with the confidentiality obligations and other requirements set forth herein. This Presentation supersedes and replaces all previous oral or written communications between the the Company and Bold Eagle, on the one hand, and you and your representatives, on the other hand, hereto relating to the subject matter hereof. This Presentation and any oral statements made in connection with this Presentation shall not constitute an offer to buy or sell or a solicitation of an offer to buy or sell securities or an invitation or inducement to engage in investment activity, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities law of any such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer of securities, if made, may be made only through definitive offering documents, including, but not limited to, a subscription agreement and related documentation, and will be made in reliance on an exemption from registration under the Securities Act for offers and sales of securities that do not involve a public offering. The information contained herein is qualified in its entirety by reference to the definitive offering documents. The Company and Bold Eagle reserve the right to withdraw or amend the proposed offering for any reason and to reject any subscription agreement for any reason or no reason. Notwithstanding anything contained herein, there can be no assurance that the Transactions will be consummated on the terms described herein, within the time periods contemplated hereby, or at all. Any securities to be offered by the Company in connection with the Transactions to which this Presentation relates have not been registered under the Securities Act or applicable state or foreign securities laws. The opportunity to participate in the Transactions is being offered only to a limited group of sophisticated institutional investors, including "qualified institutional buyers" within the meaning of Rule 144A under the Securities Act and "accredited investors" within the meaning of Rule 501(a) under the Securities Act that are also "institutional accounts" (as defined in Rule 4512(c) of the Financial Industry Regulatory Authority) or, if located in the United Kingdom or European Union, are "qualified investors" (within the meaning of the UK or EU Prospectus Regulations, as applicable) and are understood to be experienced in and have a potential interest in investments of the kind described herein. The securities of the Company may not be offered or sold in the United States absent a registration statement or an applicable exemption from the registration requirements of the Securities Act. The securities of the Company have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"), any state securities commission or other United States or foreign regulatory authority. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. This Presentation is subject to updating, completion, revision, verification and further amendment. None of the Company, Bold Eagle, Goldman Sachs or Jefferies, or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation or determined if this Presentation is truthful, accurate or complete, and it is an offense to claim otherwise. None of the Company, Bold Eagle, Goldman Sachs, Jefferies or any of their respective subsidiaries, equity holders, affiliates, representatives, partners, members, directors, officers, employees, advisers or agents (collectively, "Representatives") makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written, oral or other communications transmitted or otherwise made available to the recipient in the course of its evaluation of the Transactions, and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. To the fullest extent permitted by law, none of the Company, Bold Eagle, Goldman Sachs, Jefferies or any of their respective Representatives shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The information contained in this Presentation is provided as of the date hereof and may change, and none of the Company, Bold Eagle, Goldman Sachs, Jefferies or any of their respective Representatives undertakes any obligation to update such information, including in the event that such information becomes inaccurate or incomplete. The general explanations included in this Presentation cannot address, nor are intended to address, your specific investment objectives, financial situations or financial needs. Portions of the information contained herein may have been generated using artificial intelligence, which is primarily used to gather general market or industry data and to compile company specific information to facilitate the recipient's preliminary review. Any pro forma financial information, capitalization, ownership percentages or other post-Transactions information included herein is presented for illustrative purposes only, is based on assumptions and estimates deemed reasonable by management as of the date hereof, and is subject to change, which may be material. In addition, this presentation includes historical financial information that has been audited and/or reviewed under private company generally accepted accounting principles in the United States ("GAAP") standards but that has not yet been audited or reviewed under the PCAOB standards that will be used when Bold Eagle and REDLattice file a registration statement on Form S-4 with the SEC in connection with the Transactions (the "Registration Statement"). There can be no assurance that there will not be changes to the historical financial information being included in such Registration Statement as a result of such audit or review or otherwise, and any such changes may be material. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with the Company, Bold Eagle, Goldman Sachs, Jefferies or any of their respective Representatives, as investment, legal or tax advice. In addition, this Presentation does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of the Company, Bold Eagle and the Transactions. Recipients of this Presentation should read the definitive documents for the Transactions and make their own evaluation of the Company, Bold Eagle and the Transactions and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. You are urged to request any additional information you may consider necessary or desirable in making an informed investment decision. None of Goldman Sachs, Jefferies or any of their respective Representatives is acting as a financial advisor, placement agent or in any other advisory capacity to you with respect to the Transactions or owes such recipient any duty of loyalty or care (whether in contract, in tort or otherwise) with respect to this Presentation or the Transactions (and each of Goldman Sachs and Jefferies, on behalf of itself and its respective Representatives, expressly disclaims any such advisory, fiduciary or similar relationship). You (and your representative, if any) are invited, prior to the entry into any definitive documentation with respect to the Transactions, to ask questions of, and receive answers from, the Company and Bold Eagle concerning the Transactions and to obtain additional information regarding the Transactions, to the extent the same can be acquired without unreasonable effort or expense, in order to verify the accuracy of the information contained herein. If you decide not to participate in the Transactions, or if the Company, Bold Eagle, Goldman Sachs or Jefferies so requests at any time, you will promptly return to the Company, Bold Eagle, Goldman Sachs or Jefferies all materials furnished to you in connection with the Transactions, including this Presentation, without retaining any copies thereof (except copies retained for bona fide legal or compliance purposes). Past performance by Bold Eagle, the Company, and their respective management teams, is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Bold Eagle, the Company, and their respective management teams, or businesses associated with them as indicative of future performance of an investment or the returns that the parties will, or are likely to, generate going forward.

3 Disclaimer (Cont'd) Forward-Looking Statements This Presentation (and any oral statements regarding the subject matter of this Presentation) contains certain forward-looking statements that are based on our management's beliefs and assumptions and on information currently available to management with respect to the Company and the Transactions, including the proposed transactions involving Bold Eagle, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding the Company and statements regarding the anticipated benefits and timing of the completion of the Transactions, and the Company's expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "potential," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties, including: uncertainties as to the timing of the Transactions; the risk that the Transactions may not be completed in a timely manner or at all; the risk that the Transactions may not be completed by prior to Bold Eagle's business combination deadline; the failure by the Parties to satisfy the conditions to the consummation of the Transactions, including the approval of Bold Eagle's shareholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the negotiations or definitive agreements related to the Transactions; changes to the proposed structure of the Transactions that may be required or appropriate as a result of applicable laws or regulations; changes in business, market, financial, political and regulatory conditions; the effect of the announcement or pendency of the Transactions on the Company's business; the risk factors set forth in the Appendix hereto; and those risk factors discussed in Bold Eagle's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 23, 2026, the Registration Statement related to the Transactions which is expected to be filed with the SEC, and the other documents filed, or to be filed by the Parties with the SEC from time to time. The actual results could differ materially from those expressed in, or implied by, these forward-looking statements, and, accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur. In addition, many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation. There may also be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and none of the Company, Bold Eagle, Goldman Sachs, Jefferies or any of their respective Representatives assumes any obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the Company, Bold Eagle, Goldman Sachs, Jefferies or any of their respective Representatives gives any assurance that these expectations will be achieved on the time periods expected or at all. To the extent this Presentation includes projected financial information or operating metrics, such projections and metrics are based on assumptions that are inherently subject to significant business, economic, regulatory, market and competitive uncertainties, and actual results may differ materially from those expressed in, or implied by, such projections or metrics. Inclusion of any such projections or metrics should not be regarded as a representation by the Company, Bold Eagle or any other person that such results will be achieved, and recipients should not place undue reliance on such projections or metrics. Industry and Market Data This Presentation has been prepared by Bold Eagle, the Company and their respective Representatives and includes market data and other statistical information from third-party industry publications and sources as well as from research reports prepared for other purposes. Additionally, certain third-party market data and other statistical data included in this presentation was specifically prepared for and at the expense of the Company. Although the Company believes these third-party sources are reliable as of their respective dates, none of the Company, Bold Eagle, Goldman Sachs, Jefferies or any of their respective Representatives has independently verified the accuracy or completeness of this information and cannot assure you of the data's accuracy or completeness. Some data are also based on the Company's good faith estimates, which are derived from both internal sources and the third-party sources. None of the Company, Bold Eagle, Goldman Sachs, Jefferies or any of their respective Representatives makes any representation or warranty with respect to the accuracy of such information. Non-GAAP Measures This Presentation includes certain non-GAAP financial measures that management believes provide useful supplemental information regarding the performance of the business. Such measures should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. Other companies may calculate such measures differently, and therefore such measures may not be comparable to similarly titled measures presented by other companies. See the appendix for further information regarding these non-GAAP metrics. See appendix for further information regarding these non-GAAP metrics. Trademarks and Intellectual Property All trademarks, service marks, and trade names of a person or its affiliates used herein are trademarks, service marks, or registered trade names of such person or its affiliate, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any person, or an endorsement or sponsorship by or of any party. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any person or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names. Risk Factors Certain factors may have a material adverse effect on the business, financial condition and results of operations of Bold Eagle, REDLattice or any combined company created pursuant to the Transactions (the "Combined Company" and, together with Bold Eagle and REDLattice, the "Parties") and your proposed investment through the Transactions. Additional risks that the Parties are unaware of, or that the Parties currently believe are not material, may also become important factors that materially adversely affect any of the Parties. If any of the following risks actually occur, the business, financial condition, results of operations and future prospects of the Parties could be materially and adversely affected. In that event, the trading price of the Combined Company's securities following the Transactions could decline, and you could lose all or part of your investment. Many of the risks and uncertainties affecting the Combined Company below are also relevant to an investment in Bold Eagle, and investors in Bold Eagle may be affected by such risks and uncertainties. See the Appendix to this presentation for certain other risk factor headings relating to the parties and the transaction. Important Information and Where to Find It In connection with the Transactions, the Parties intend to file relevant materials with the SEC, including the Registration Statement, and after the Registration Statement is declared effective, Bold Eagle will mail the prospectus/proxy statement included therein to holders of Bold Eagle's ordinary shares in connection with Bold Eagle's solicitation of proxies for the vote of the Bold Eagle shareholders with respect to the Transactions. This Presentation is not a substitute for the Registration Statement or any other document that may be filed by the Parties with the SEC. INVESTORS AND SHAREHOLDERS OF BOLD EAGLE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF THE PARTIES WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS, INCLUDING THE REGISTRATION STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE TRANSACTIONS AND RELATED MATTERS. Investors and shareholders are or will be able to obtain these documents (when they are available) free of charge from the SEC's website at www.sec.gov. Participants in Solicitation The Parties and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Bold Eagle's shareholders in connection with the Transactions. Investors and security holders may obtain more detailed information regarding the names and interests of Bold Eagle's directors and officers in Bold Eagle's filings with the SEC, including Bold Eagle's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 23, 2026, under the headings "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters" and "Certain Relationships and Related Transactions, and Director Independence", which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1852207/000121390026032983/ea0276711-10k_bold.htm. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Bold Eagle's shareholders in connection with the Transactions will be set forth in the Registration Statement, when available. Investors, shareholders and other interested persons are urged to read the Registration Statement, the proxy statement/prospectus included therein, and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Transactions. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Parties through the website maintained by the SEC at www.sec.gov.

4 Leading Intelligence Prime for National Security We provide integrated technology solutions that support mission-critical national security and intelligence operations 4

5 Enables Customers to Extract Intelligence From Adversaries Across Counter- Terrorism, Counter-Trafficking, and Other National Security Missions Operational Intelligence Integrated Technology Solutions Support the Full Mission Lifecycle, From Vulnerability Discovery Through Operational Access, and Intelligence Collection Capabilities Trusted Partner to Allied Governments, Embedded in Mission-Critical Operations Mission Partners Led By Domain Experts and Elite Technical Specialists Who Understand the Customer Need Specialists Strong Growth Profile With Proven Land & Expand Capabilities Growth Engine $14bn+ Total Addressable Market1 23 Countries Served 200+ VR Experts 30%+ Market Growth Rate2 $260mm Q1'26 LTM Revenue3 44% Q1'26 YoY Revenue Growth3 8 Core Products 100% Federal-level Government Sales $1.3bn+ Total Gross Pipeline4 24% 2025A Mgmt. Adj. EBITDA Margin5 Purpose-Built Platform for National Security and Intelligence Operations Note: 1 Aprio Advisory Group, LLC Report dated May 27, 2026. 2 2026-2029. 3 As of 31-Mar-2026. 4 All revenue-generating opportunities not yet under contract, from initial identification through contract execution; this includes prospects, leads, active pursuits, submitted proposals, and post-submittal awards pending adjudication. 5 Management Adjusted EBITDA is a non-GAAP Measure. Refer to Appendix for a definition of Management Adjusted EBITDA, and a reconciliation to the most comparable GAAP measure.

6 The REDLattice Team Today's Speakers Andy Boyd Chief Executive Officer Dave Mathews Chief Financial Officer Ehud Schneorson Executive Chairman, Paragon Former IDF Major General and Commander of Unit 8200 Idan Nurick CEO, Paragon Former IDF Cyber Commander of Unit 8200 Harry Sloan Co-Chairman Jeff Sagansky Co-Chairman Eli Baker CEO Bold Eagle Go-Public Execution • 30+ years of national security, intelligence, and cyber operations experience • Former Director of the CIA's Center for Cyber Intelligence • 10+ years in the US Department of State and as an Intelligence Officer in the US Air Force • 30+ years of financial, accounting, and executive experience across industries • Formerly served as CFO at Veranex, Omniplex and President of National Security Operations at Constellis Deeply Technical Management Team Kevin Rummel COO Former GM and VP of RAI Government Services Introduction Market Financials Transaction Solutions

7 Critical Operating System and Infrastructure for National Security Missions Vulnerability Research Discovering security weaknesses in adversary systems to facilitate access and observation Detection Identify intelligence threats and targets Intelligence Acquisition Collect and analyze data to anticipate, detect and neutralize threats Target Enumeration Zero-click technology supports the remote monitoring of adversary activity Introduction Market Financials Transaction Solutions V ul ne ra bil ity Re se ar ch a n d C y b e r Ca pa bil ity De ve lo p m e n t To ol De ve lo p m en t O p er at io n s O p ti m iz at io n I n t e ll ig e n c e D ri v e r s & R e q ui re m e n t s E x p e rt D e pl o y m e nt S u p p o r t Intelligence & security platform providing lawful intercept to prevent terrorism, trafficking, and other criminal activities Operational Intelligence Platform

8 23 Countries Currently Served 35 Countries Potentially Served $1.5T+ Combined Defense Spend1 Who We Serve Introduction Market Financials Transaction Solutions Defining the Domain & Leading With Tech Shape Policy and Doctrine Build Trust Through Mission Wins Trusted Partner to US and National Defense Agencies Around the Globe Source: Atlantic Council. Note: 1 Of Nato countries. Threat Anticipation Intelligence Support Federal Law Enforcement Military Planning & Force Protection Our Missions

9 AI Has Accelerated The Emerging Theater of Modern Conflict Volt Typhoon's long shadow - ISS, Jan-2026 U.S. and Allies Declare Salt Typhoon Hack A National Defense Crisis - Forbes, Aug-2025 Cyber attack shuts down U.S. fuel pipeline 'jugular', Biden briefed - Reuters, May-2021 Increasing the importance of REDLattice's mission infrastructure Heightened Near-Peer Threats... ...With Evolving Capabilities... ...Require Solutions That Keep Pace Adversary tooling evolves faster than any human-paced research cycle Nation-states use AI to accelerate exploit development, phishing, and malware mutation The attack surface is no longer static Point-solution vendors respond reactively; the mission demands a proactive posture AI-Assisted Detection Signature Deployment AI-Assisted VR Legacy Nation-State Adversary Exploit Speed Legacy VR Minutes Minutes to Hours Days to Weeks Days Introduction Market Financials Transaction Solutions Not to scale and illustrative

10 Global Defense Budgets are Rising Significantly... Recent geopolitical events have prompted a secular increase in defense spending posture with more growth to come driven by further NATO commitments across the globe "United in the face of profound security threats and challenge...Allies commit to invest 5% of GDP annually on core defence requirements...Allies will account for up to 1.5% of GDP annually to inter alia protect our critical infrastructure, defend our networks, ensure our civil preparedness and resilience, unleash innovation, and strengthen our defence industrial base." – The Hague Summit Declaration, June 25, 2025 $512 $821 $1,336 2025E 2025E at 3% GDP 2025E at 5% GDP Bridging to Non-US NATO Defense Spending Targets 1.9% 3.0% 5.0% Defense Spend as % of GDP +60% +161% ($ in billions) Introduction Market Financials Transaction Solutions Source: NATO and third-party market study report.

11 The US and its allies are accelerating investment in cyber capabilities • Geopolitical conflict is driving sustained government demand for cyber products • CYBERCOM funding is growing and interest in commercial products to defend is also growing • End-to-end encrypted messaging boosts demand for advanced access tools • Regulatory scrutiny favors compliant Western cyber vendors ... and Cyber Tools are a Disproportionate Priority "The One Big Beautiful Bill Act ("OBBBA") (Publ. Law 119-21), enacted in July 2025, is a sweeping piece of legislation that addresses many issues. Among them, it allocates $1 billion over four years to boost US offensive cyber operations. These funds primarily will be used to strengthen the capabilities of US Indo- Pacific Command (INDOPACOM) amid sustained tensions with China." – MaynardNexsen, August 8, 2025 "The forthcoming 2026 US Cybersecurity Strategy is widely expected to reflect a significant policy shift in favor of offensive cyber operations and more a traditional deterrence by punishment approach as part of a seemingly more assertive overall cyber posture. The digital dimension of the recent US operation in Venezuela and the consideration of cyber tactics in Iran are reinvigorating interest in how Washington views and employs digital technologies in pursuit of interests." – Stimson, January 28, 2026 Introduction Market Financials Transaction Solutions 2.5x+ Increase in US DoW Cyber Funding1 Source: SSTI.Org. Note: 1 Since 2015

12 $14 $15 $17 $19 $20 $22 $25 $27 2018 2019 2020 2021 2022 2023 2024 2025 The US Has Dramatically Scaled Its Budget and Focus to Cyber Intelligence PBR, 2018-2025, ($ in billions) Federal Civil Agencies Department of Defense US Government Cyberspace Activities Budget Introduction Market Financials Transaction Solutions Cyber intelligence spending growing nearly 3x faster than broader US DoW spending1 Source: Aprio Advisory Group, LLC Report dated May 27, 2026; US Department of War. Note: 1 From 2018-2025, total Department of War spending vs. US government cyberspace activities budget. C.I.A. Reorganization Prioritizes Cyberoperations "The C.I.A. director announced on Tuesday that the agency was reorganizing to ensure that it can adopt technology faster and further develop an offensive cyberoperations division." – The New York Times June 30, 2026

13 Critical Growth in Global Cyber Budgets Driving $14bn TAM Total Addressable Market Critical Growth in Cyber Budgets • An increasingly complex cybersecurity environment dictated by rising geopolitical tension • Large, critical and growing need among governments and public safety officials globally to gain lawful access to E2EE platforms to fight malign actors • Data explosion and proliferation of E2E encryption generating demand for agile solution capable of navigating the modern digital infrastructure while ensuring consumer privacy & data protection • Lack of access to consumer data offered by operating system and content aggregators • Limited in-house capabilities within government agencies Introduction Market Financials Transaction Solutions $14bn TAM +30% Growth1 Source: Aprio Advisory Group, LLC Report dated May 27, 2026. Note: 1 2026 - 2029. US 63% Rest of World 37%

14 Creating a Category-Defining Intelligence and Security Platform Solutions for Critical Intelligence Applications Key Products From Portfolio of Technology Solutions Providing lawful intercept to prevent terrorism, trafficking, and other criminal activities Modular, scalable stack delivering both productized and tailored solutions for complex cyber challenges ✓Digital forensics ✓AI-assisted vulnerability research ✓Designed to operate on mobile devices and other infrastructure with minimal trace and detection risk ✓Functionality is not impacted by device reboots or device OS upgrades ✓Requires legal warrants, enforces geofencing controls, and excludes all US mobile devices Product Alpha Stealthy, zero-interaction mobile device data extraction with non-attributable encrypted exfiltration Product Echo Secure, low-attribution access to global infrastructure with rapid deployment Product Charlie Stealthy, zero-interaction intelligence collection from mobile devices, including E2EE messaging Product Golf Mobile intelligence platform that enables instantaneous, zero- interaction remote access Product Bravo Purpose-built mobile intelligence platform for close-access reconnaissance and data collection Foxtrot Bravo Golf Product Foxtrot Secure, vetted access to a maintained exploit and cyber tool catalog Product Delta Discreet, zero-interaction data collection from Android devices in restricted environments Product Hotel Unified cyber capability linking malware analysis, intrusion forensics, and post-incident hardening Introduction Market Financials Transaction Solutions

15 Comprehensive Suite of Integrated Technology Solutions Customizable Architecture Independently Verified Fully Accredited Agile and Burnable Accessed using simple browser-based application while using AI for network recovery and maintenance Software for secure remote access to infrastructure anywhere in the world Introduction Market Financials Transaction Solutions Secure, close-access data acquisition with an intuitive UI for streamlined mission execution Portable and Adaptive Comprehensive Data Acquisition Instantaneous Access Operational Agility Purpose-built mobile device intelligence collection and reconnaissance product Bravo Durable and Persistent Unparalleled Access Minimal Footprint Novel Exfiltration Uses AI to maintain and develop new access vectors Remote, zero-interaction, agentless mobile data acquisition software for at-the-edge tactical access Product Alpha Product Bravo Product Echo

16 AI Is at the Core of REDLattice's Capabilities Wealth of vulnerability & access library underpins differentiated AI capabilities Proprietary Data Advantage Scaling Our World-Class Vulnerability Research Engineers With AI AI-led increase in access points creates more vulnerabilities & drives demand Expanding Attack Surface Faster path from discovery to deployable access capabilities Scaled Output Offline agentic AI workflows accelerate vulnerability research & access development Accelerated Discovery Additional Advantages • Offline LLM Research – removes the commercial, cloud-based LLM guiderails while providing for additional protections to ensure developed IP remains protected • Commercial LLMs – standard LLMs provide opportunities to smooth out development pipelines allowing researchers to focus more on the hardest problems • Backoffice Integration – automation of tasks such as proposal and whitepaper generation along with analytics to assist with technology assessment Introduction Market Financials Transaction Solutions

17 • Custom, integrated platforms • Classified systems • Long-cycle, programmatic contracts Competitive Landscape – Our Differentiated Position Introduction Market Financials Transaction Solutions Forensics Federal Contractors Product Offerings Landscape • Tactical, user-facing tools • Productized / standardized • Shorter sales cycles, budget driven Source: Aprio Advisory Group, LLC Report dated May 27, 2026; Company websites.

18 Immediate M&A and Product Expansion of REDLattice's Operational Capabilities Introduction Market Financials Transaction Solutions Note: 1 All targets in initial stages of diligence. Collect Operate Protect & Sustain PRIORITY OT Security Open-Source Intelligence IoT Device Intelligence Threat Intelligence Full-Spectrum Cyber Ops + others Immediate Cross-Sell Adjacencies Finding & acquiring intelligence Executing offensive actions Identity, resilience & visibility Select Illustrative M&A Targets1 Managed Attribution ~$25mm est. rev. AI-Enabled Analytics $25mm+ est. rev. Open-Source Intelligence ~$100mm est. rev. IoT Device Intelligence <$20mm est. rev. OT Security $100mm+ est. rev.

19 Key Financials at a Glance Scale Operating Leverage Predictable 44% Q1'26 YoY Revenue Growth1 24% 2025A Management Adjusted EBITDA Margin2 $225mm+ Backlog4 $260mm Q1'26 LTM Revenue1 $1.3bn+ Total Gross Pipeline3 80% 2025A Gross Margin Introduction Market Financials Transaction Solutions Note: Metrics as of 31-Dec-2025 unless otherwise specified. 1 As of 31-Mar-2026. 2 Management Adjusted EBITDA is a non-GAAP Measure. Refer to Appendix for a definition of Management Adjusted EBITDA, and a reconciliation to the most comparable GAAP measure. 3 All revenue-generating opportunities not yet under contract, from initial identification through contract execution; this includes prospects, leads, active pursuits, submitted proposals, and post-submittal awards pending adjudication. 4 Total contract value awarded to the Company less total revenue recognized inception to date for each contract.

20 The REDLattice Business Model 100% Federal-level Government Sales Sale to Government Agencies 72% Annual / 28% Multi-Year Length of Contract 96% Gross Revenue Retention2 High-Retention Customer Base Introduction Market Financials Transaction Solutions 98% Renewal Rate3 Re-Occurring Revenue Model 87% (Mgmt. Adj. EBITDA – Adj. Capex) / Mgmt. Adj. EBITDA1 High Capital Efficiency Note: Metrics as of 31-Dec-2025 unless otherwise specified. 1 Based on (Management Adjusted EBITDA – Adjusted Capex) / Management Adjusted EBITDA; REDLattice CY2025 capex adjusted to exclude $4.3mm leasehold improvements. Refer to Appendix for a reconciliation to Capex. 2 GRR reflects product revenue only. 3 Customer renewal rate.

21 Exciting Platform Growth Opportunity $246mm $480mm $45mm ~$770mm Existing Customers Purchasing New Products 2025A Revenue Existing Customers Increasing Wallet Share of Existing Products ~$525mm Embedded Opportunity1 by selling current products to existing customer base Current Platform Opportunity With Existing Customers Merger of REDLattice and Paragon has opened new markets and products that are being rapidly adopted Introduction Market Financials Transaction Solutions Growth Vectors Upsell to Existing Customers 1 Cross-sell to Existing Customers 2 New Products / Innovation 3 New Customers / Agencies 4 M&A 5 ~$525mm Embedded Opportunity Existing Near-Term Opportunity Note: 1 Embedded Opportunity estimated by the Company on an account-by-account basis.

22 Deeply Embedded Customer Relationships Enable Substantial Expansion Introduction Market Financials Transaction Solutions Land & Expand Growing customers via cross-sell of comprehensive product suite Long-Term Customers Delivering mission-critical solutions embedded in our customers' workflows Operationally Proven Mission-tested capabilities operational in 23 countries among 30+ customers Case Study: International Customer #1 $1.1 $2.0 $5.4 $6.7 $15.2 Year 1 Year 2 Year 3 Year 4 Year 5 Revenue ($ in millions, Actuals) Note: 1 Recently signed agreement, $5mm per year on 5-year contract with Total Contract Value of $25mm. Case Study: US Customer #1 $1.8 $2.5 $2.9 $4.3 $25.0 Year 1 Year 2 Year 3 Year 4 Year 5+ Revenue ($ in millions, Actuals) $5mm revenue per year1 1

23 Robust Historical Pipeline Growth... Introduction Market Financials Transaction Solutions Demonstrated Track Record of Pipeline Growth (TCV, $mm) $235 $838 $1,199 $1,305 Q4'23 Q4'24 Q4'25 Q1'26 130 180 227 # of Opportunities 5.3x 2025 Revenue Robust Pipeline Qualification & Validation • Highly qualified pipeline: Opportunities are added only after relevant agency-specific funding is identified or budgeted • Direct agency validation: Each opportunity reflects active conversations with the government agency expected to buy • Procurement-based opportunities: Pipeline inclusion requires a defined need, buying path, and alignment to a real acquisition process • Credible revenue visibility: The pipeline is conservative and high-confidence, with real budget, buyer, and procurement momentum 248

24 ...With Proven High Win Rates Providing Strong Visibility to Near-Term Growth Momentum Introduction Market Financials Transaction Solutions Note: 1 Close rate calculated as closed pipeline / beginning pipeline. 2 Win rate calculated as closed-won pipeline / (closed-won + closed-lost) pipeline. $1,199 Q4'25 Pipeline 2026 TCV Awarded 2026 Revenue $838 $303 $246 Q4'24 Pipeline 2025 TCV Awarded 2025 Revenue ($ in millions) +43% YoY $838mm of YE 2024 pipeline converted to $246mm of 2025 Revenue 40%+ Close Rate1 X 80%+ Win Rate2

25 Strong Q1 Performance Supports Path to Long-Term Operating Objectives Introduction Market Financials Transaction Solutions Capitalize on strong growth opportunities in global defense and intelligence Increase margins through efficiency and operating leverage Optimize capital efficiency and FCF conversion Opportunistic M&A $45mm Q1'26 Revenue 28% Q1'26 LTM Revenue Growth 70% Q1'26 YoY Pipeline Growth Note: Metrics as of 31-Mar-2026 unless otherwise specified. Seasonally the lowest revenue quarter (~15% of full year), Q1 showing early indications of a strong 2026 $260mm Q1'26 LTM Revenue 44% Q1'26 YoY Revenue Growth

26 26

27 Appendix

28 ($ in Millions, Except per Share Data) Transaction Overview Planned Sources & Uses Sources of Funds Use of Funds Cash from BEAG Trust1 $275 45.1% Trx. Proceeds to PF Balance Sheet $197 32.4% Cash from Common Stock PIPE 60 9.8% Debt Repayment2 213 34.9% Cash from Convertible Note 275 45.1% Cash Earnout to Paragon 119 19.5% Goldman Sachs Facility Repayment 20 3.3% Estimated Transaction Expenses 61 10.0% Total Sources of Funds $610 100.0% Total Uses of Funds $610 100.0% Expected Pro Forma Ownership3 Ownership Shares (mm) Ownership (%) REDLattice Consideration Shares4 91.5 71.4% Common Stock PIPE Shares5 6.0 4.7% Public SPAC Shares6 27.4 21.4% Upfront Sponsor Shares7 3.1 2.4% Total 128.1 100.0% 71.4% 4.7% 21.4% 2.4% RedLattice Investors Public SPAC Shares Upfront Sponsor Shares Common Stock PIPE Shareholders Introduction Market Financials Transaction Solutions Note: 1 Cash in trust is subject to redemptions. Assumes no redemptions and trust balance as of 6/30/2026. 2 Estimated figure assuming a 12/31/2026 closing; to be finalized at closing. 3 Excluding the shares underlying Convertible Notes. 4 Reflects a $1.25bn pre-money enterprise value for REDLattice, less $209.8mm net debt as of 06/30/2026, earnout payout of $6.2mm in Jul-26 and $118.8mm of remaining cash earnout. Assumes $10 per share transaction price. 5 Assumes no Common Stock PIPE discount relative to transaction pricing. 6 Includes 1.3 million underlying rights issued to BEAG. 7 The sponsor has 2.035mm of earnout shares at a vesting price of $12.50-$17.50. Key Transaction Terms • Pre-money enterprise value of $1.25B • Business combination and Common Stock PIPE priced at $10.00 per share, and Convertible Notes issued with a $12.50 fixed conversion price • $60mm Common Stock PIPE and $275mm Convertible Note

29 The Company believes that the use of Adjusted EBITDA, Adjusted Capex, Management Adjusted EBITDA, Management Adjusted EBITDA – Adjusted Capex1, and Management Adjusted EBITDA – Adjusted Capex / Management Adjusted EBITDA1 as non-GAAP financial measures provides an additional tool for investors to use in comparing the Company's financial condition and results of operations with other similar companies, many of which present similar non-GAAP financial measures to investors, and to assess certain financial and business trends relating to the Company's financial condition and results of operations. Among other things, the Company's management uses Adjusted EBITDA, Adjusted Capex, and Management Adjusted EBITDA for trend analyses and for budgeting and planning purposes. Management does not consider Adjusted EBITDA, Adjusted Capex, Management Adjusted EBITDA, Management Adjusted EBITDA less Adjusted Capex or Management Adjusted EBITDA less Adjusted Capex / Management Adjusted EBITDA in isolation or as an alternative to financial measures determined in accordance with GAAP. Adjusted EBITDA is defined as net income before interest, taxes, depreciation / amortization and certain other items that the Company considers to be non-recurring in nature and that it believes is not indicative of future performance. Management Adjusted EBITDA is defined as Adjusted EBITDA further adjusted for additional items that the Company believes is not indicative of future performance (see Note 6 to the table below for more information). Adjusted Capex is defined as capital expenditures after adding back leasehold improvement, which the Company considers to be non-recurring in nature and not indicative of future performance. Management Adjusted (EBITDA - Capex) is defined as Management Adjusted EBITDA after removing Adjusted Capex. Management Adjusted (EBITDA - Capex) / EBITDA is defined as Management Adjusted EBITDA after removing Adjusted Capex, divided by Management Adjusted EBITDA. The principal limitation of Adjusted EBITDA, Management Adjusted EBITDA, Adjusted Capex, Adjusted EBITDA less Capex, , Management Adjusted (EBITDA - Capex) or Management Adjusted (EBIDA - Capex) / EBITDA is that each excludes significant items that are (or will be) required by GAAP to be recorded in the Company's financial statements. In addition, Adjusted EBITDA, Management Adjusted EBITDA and Adjusted EBITDA less Capex are subject to inherent limitations as each reflects the exercise of judgments by management about which expenses and income are excluded and included in determining such non-GAAP financial measure. In order to compensate for these limitations, management presents (or on go-forward basis will present) non- GAAP financial measures in connection with GAAP results. You should review the Company's audited financial statements, which will be included in its registration statement to be filed with the SEC as part of this transaction. Non-GAAP financial measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of the Company's results as reported under GAAP. Other companies may calculate similarly titled non-GAAP financial measures differently, and therefore the Company's non-GAAP financial measures may not be comparable to similarly titled measures used by other companies. Non-GAAP Reconciliation: Management Adjusted EBITDA & Adjusted Capital Expenditures1 Note: 1 Management Adjusted EBITDA, Management Adjusted EBITDA – Adjusted Capex, and (Management Adjusted EBITDA – Adjusted Capex) / Management Adjusted EBITDA are non-GAAP measures. 2 Includes change in Paragon earnout amount. 3 Includes consulting, legal, bonuses and other third-party and transaction- specific costs associated with the acquisition of Paragon. 4 Includes severance, lease abandonment, and reorganization-related costs associated with the consolidation of Paragon's US operations. 5 Management fees paid to PE sponsor that will cease upon close of the transaction. 6 Includes consulting fees ($2.1mm), discreet bonus/compensation arrangements ($0.6mm), and other adjustments permitted pursuant to the Company's credit agreement. These adjustments are solely used for the purpose of determining compliance with the financial covenants in the Company's credit agreement. ($ in millions) Year Ended December 31, 2025 Net Income (Loss) $(33.1) (+) Other Income – Other2 (27.8) (+) Interest expense, net 29.3 (+) Taxes 0.9 (+) Depreciation and amortization 63.7 EBITDA $ 33.1 (+) Share-based compensation expense 5.9 (+) Transaction related costs3 9.3 (+) Restructuring costs4 2.5 (+) Management fees5 2.3 (+) FV of Warrants 1.4 Adjusted EBITDA $ 54.4 (+) Other Adjustments6 3.5 Management Adjusted EBITDA $ 57.9 Management Adjusted EBITDA Margin 24% Capital Expenditures $12.1 (-) Leasehold improvement (4.3) Adjusted Capital Expenditures $7.8 (Management Adjusted EBITDA – Adjusted Capex) / Management Adjusted EBITDA 87%

30 Deep Technology and Intelligence Expertise Andy Boyd Chief Executive Officer Former Director of the CIA's Center for Cyber Intelligence Ehud Schneorson Paragon Executive Chairman Former IDF Major General and Commander of Unit 8200 Idan Nurick CEO, Paragon Business Unit Former IDF Cyber Commander of Unit 8200 Kevin Rummel President & Chief Operating Officer Former GM and VP of RAI Government Services Kirk Konert Chairman Pam Braden Board Member Gen. James Mingus Board Member Florent Groberg Board Member John Ayers Vice Chairman Deep Technical Expertise Combined with Leadership Forged on the Front Lines of Modern Cyber Conflict With Long-Term Support From a Deeply Experienced Board Team Experience Syed Ali Technical Account Manager Christopher Roberts Software Engineer Jim Maroulis Senior Software Engineer Reginald Brothers Board Member

31 $81 $246 $102 - $105 1H'25A FY'25A 1H'26E Strong 1H 2026 Revenue Growth, Contract Wins, and Pipeline Expansion Highlight Acceleration of U.S. Intelligence/Defense Cyber Priorities • Largest contract in company history: In Q2, REDLattice signed a new EMEA customer with an annual contract value of approximately $26mm covering 3 products • REDLattice's U.S. pipeline growth continues to accelerate, with the U.S. pipeline increasing 59% YoY as of June 30, 20262 • Pipeline growth of +23% through the first half of the year2,3 • Growing emphasis on offensive cyber capabilities across the U.S. intelligence community Note: 1 1H 2026 financial information presented herein is preliminary, based on management's current estimates, and subject to change pending completion of the Company's quarter-end financial close and review procedures. 2 All revenue-generating opportunities not yet under contract, from initial identification through contract execution; this includes prospects, leads, active pursuits, submitted proposals, and post-submittal awards pending adjudication. 3 Pipeline growth is from December 31, 2025 to June 30, 2026. 4 Based on mid-point of the range. Preliminary Unaudited Est. Revenue for 1H 20261 – 27%4 YoY Growth 1H'26E Business Highlights1 ($ in millions) C.I.A. Reorganization Prioritizes Cyberoperations "The C.I.A. director announced on Tuesday that the agency was reorganizing to ensure that it can adopt technology faster and further develop an offensive cyberoperations division." – The New York Times June 30, 2026 33% of FY25 revenue Government contracting creates a seasonally back-end loaded revenue profile

32 Risk Factors Risks Related to Bold Eagle and the Transactions • There is no assurance that the Transactions will be completed • Bold Eagle's sponsor and its directors and officers and their affiliates have interests in the Transactions that are different from, or in addition to and/or in conflict with, those of Bold Eagle's shareholders generally • Bold Eagle's sponsor holds a significant number of Bold Eagle's ordinary shares and will lose its entire investment in Bold Eagle if an initial business combination is not completed • The ability of Bold Eagle's public shareholders to exercise redemption rights with respect to a large number of shares could deplete Bold Eagle's trust account prior to the Transactions and thereby diminish the amount of working capital available to the combined company • Bold Eagle's public shareholders who do not redeem their shares will experience immediate dilution as a consequence of the Transactions • There is no assurance that the contemplated private capital rise (the "PIPE Investment") or any other additional financing will be completed • There can be no assurance that the Company and Bold Eagle will be able to raise sufficient capital in the PIPE Investment to satisfy any minimum cash conditions of the business combination • Bold Eagle may be targeted by securities class action and derivative lawsuits that could result in substantial costs and may delay or prevent the Transactions from being completed • The PIPE Investment will only be consummated if the business combination closes, and the closing of the business combination may be subject to a number of closing conditions, some of which may be outside of Bold Eagle's and the Company's control • The securities to be issued in the PIPE Investment will not be registered with the SEC and, prior to such registration cannot be transferred or resold except in a transaction exempt from or not subject to the requirements of the Securities Act and applicable state securities laws • An active trading market for the combined company's securities may not be available to provide shareholders with adequate liquidity. The market price of the combined company's securities may be volatile, and shareholders could lose all or a significant part of their investment • Bold Eagle's sponsor, officers and directors and others may purchase shares from Bold Eagle public shareholders or take other actions, which may influence a vote on the Transactions and reduce the public "float" of Bold Eagle ordinary shares • If the expected benefits of the Transactions do not materialize, or do not meet the expectations of investors or securities analysts, the market price of Bold Eagle's securities or, following the closing, the combined company's securities, may decline • If Bold Eagle is unable to complete an initial business combination by October 25, 2026 (or such later date as may be approved by Bold Eagle's shareholders in accordance with its organizational documents), Bold Eagle will cease all operations except for the purpose of winding up, redeem 100% of the outstanding public shares and, subject to the approval of the remaining shareholders and Bold Eagle's board of directors, dissolve and liquidate. If the Transactions are not completed prior to such date, there can be no assurance that Bold Eagle will obtain shareholder approval to extend such date • The combined company will have discretion in how it uses the proceeds of the Transactions and may not use these proceeds effectively, which could affect its results of operations and cause the market price of its securities to decline

33 Risk Factors (Cont'd) Risks Related to the Company's Business and Operations • If we do not continue to develop new and technologically advanced solutions and enhance our products, our future revenue, financial and operating results may be adversely affected • If law enforcement and other government agencies do not continue to purchase, accept and use our solutions, our revenue will be adversely affected • Cyber-attacks and security vulnerabilities can disrupt our business and harm our competitive position • If customers do not properly implement our solutions, they may achieve less favorable outcomes than expected • We may not successfully develop and deploy new technologies • Real or perceived errors, failures, defects or bugs in our solutions could adversely affect our results of operations, financial results, growth prospects and reputation • Our reputation and business may be harmed by news or social media coverage or other external scrutiny • We may not enter into relationships with potential customers if we consider their activities to be inconsistent with our organizational mission or values, which may adversely affect revenue growth • We may be unable to hire, retain, train, and motivate qualified personnel and senior management • We face intense competition, including as a result of consolidation in our industry • Fluctuations in foreign currency exchange rates could materially affect our financial results • The security of our operations and the integrity of our software solutions are critical to our operations • Our platforms are complex and may have a lengthy implementation process • Our platforms must operate with third-party products and services • In order to remain effective, we must keep pace with technological advances made on third-party products and services on which our platforms operate • We have invested in, and may in the future acquire or invest in, companies and technologies and we may not be able to successfully integrate such companies and technologies or achieve anticipated efficiencies • The use of certain of our solutions may be perceived as, or determined by the courts to be, in violation of privacy rights and related laws • Some of our solutions may be used by customers in a way that is, or that is perceived to be, incompatible with human rights • Customers may seek to use our solutions in a manner inconsistent with applicable laws • We have identified certain material weaknesses in our internal control over financial reporting. If remediation of these material weakness is not effective, if we experience additional material weaknesses, or if we otherwise fail to maintain an effective system of internal controls in the future, we may not be able to accurately report our financial condition or results of operations

34 Risk Factors (Cont'd) Risks Related to the Company's Customers • Our sales to government customers expose us to business volatility and risks, including government budgeting cycles and appropriations, early termination, audits, investigations, sanctions and penalties • Evolving government procurement policies and increased emphasis on cost over performance could adversely affect our business Risks Related to the Company's Intellectual Property • Failure to adequately obtain, maintain, protect and enforce our intellectual property and other proprietary rights could adversely affect our business • We may be subject to information technology system breaches, failures, or disruptions that could harm our operations, financial condition or reputation • We may be subject to intellectual property rights claims • There may be real or perceived errors, failures, defects, or bugs in our platforms Risks Related to the Company's Legal and Regulatory Environment • Our business is subject to complex and evolving U.S. and non-U.S. laws regarding privacy, data protection and security • We are subject to export laws, regulations and governmental trade controls • Our non-U.S. sales and operations subject us to additional risks and regulations • We may encounter unfavorable outcomes in legal, regulatory, and administrative proceedings • Many of our customer contracts may be terminated for convenience • Our business could be adversely affected if employees cannot obtain security clearances